Significant Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements
Disclosure of Real Estate Acquisitions and Dispositions
Significant Acquisitions and Dispositions
2010 Acquisition of Remaining Interest in Dugan Realty, L.L.C.
On July 1, 2010, we acquired our joint venture partner’s 50% interest in Dugan Realty, L.L.C. (“Dugan”), a real estate joint venture that we had previously accounted for using the equity method, for a payment of $166.7 million. Dugan held $28.1 million of cash at the time of acquisition, which resulted in a net cash outlay of $138.6 million. As the result of this transaction we obtained 100% of Dugan’s membership interests.
At the date of acquisition, Dugan owned 106 industrial buildings totaling 20.8 million square feet and 63 net acres of undeveloped land located in Midwest and Southeast markets. Dugan had a secured loan with a face value of $195.4 million due in October 2010, which was repaid at its scheduled maturity date, and a secured loan with a face value of $87.6 million due in October 2012 (see Note 8). The acquisition was completed in order to pursue our strategy to increase our overall allocation to industrial real estate assets.

The following table summarizes our allocation of the fair value of amounts recognized for each major class of assets and liabilities (in thousands):

Real estate assets	$502,418
Lease related intangible assets	107,155
Other assets	28,658
Total acquired assets	$638,231

Secured debt	$285,376
Other liabilities	20,243
Total assumed liabilities	$305,619

Fair value of acquired net assets (represents 100% interest)	$332,612
We previously managed and performed other ancillary services for Dugan’s properties and, as a result, Dugan had no employees of its own and no separately recognizable brand identity. As such, we determined that the consideration paid to the seller, plus the fair value of the incremental share of the assumed liabilities, represented the fair value of the additional interest in Dugan that we acquired, and that no goodwill or other non-real estate related intangible assets were required to be recognized through the transaction. Accordingly, we also determined that the fair value of the acquired ownership interest in Dugan equaled the fair value of our existing ownership interest.
In conjunction with acquiring our partner’s ownership interest in Dugan, we derecognized a $50.0 million liability related to a put option held by our partners. The put liability was originally recognized in October 2000, in connection with a sale of industrial properties and undeveloped land to Dugan, at which point our joint venture partner was given an option to put up to $50.0 million of its interest in Dugan to us in exchange for our common stock or cash (at our option). Our gain on acquisition, considering the derecognition of the put liability, was calculated as follows (in thousands):

Fair value of existing interest (represents 50% interest)	$166,306
Less:
Carrying value of investment in Dugan	158,591
Put option liability derecognized	(50,000)
108,591
Gain on acquisition	$57,715
Since the acquisition date, Dugan’s results of operations have been included in continuing operations in our consolidated financial statements and have generated $38.7 million of incremental rental revenue, $4.4 million of incremental rental expenses, and $7.1 million of incremental real estate tax expense. We additionally have recognized $5.2 million of interest expense, subsequent to the acquisition date, related to Dugan’s two secured loans.
Other 2010 Acquisitions
We also acquired additional properties during the year ended December 31, 2010 as shown below:

Location	Product Type	Number of Buildings
Phoenix, Arizona	Industrial	1
South Florida	Industrial	40
Houston, Texas	Industrial	3
Chicago, Illinois	Industrial	2
Nashville, Tennessee	Industrial	1
Columbus, Ohio	Industrial	1
Charlotte, North Carolina	Medical Office	1
South Florida	Office	3

The following table summarizes our preliminary allocation of the fair value of amounts recognized for each major class of assets and liabilities (in thousands):

Real estate assets	$483,396
Lease related intangible assets	122,069
Other assets	6,822
Total acquired assets	$612,287

Secured and unsecured debt	$221,696
Other liabilities	9,194
Total assumed liabilities	$230,890

Fair value of acquired net assets	$381,397
The above acquisitions include the first tranche of a portfolio of primarily industrial properties in South Florida (the “Premier Portfolio”), which we purchased on December 30, 2010 for $281.7 million, including the assumption of secured debt that had a face value of $155.7 million. The first tranche included 39 buildings totaling more than 3.4 million square feet, comprised of 38 industrial properties and one office property. We intend, and are under contract, to acquire another 17 buildings to complete the acquisition of the Premier Portfolio in early 2011. The acquisition of the Premier Portfolio includes an earn-out provision where we have agreed to pay the sellers 25% of any increase in the fair value of the properties over an agreed-upon value, less our additional capital investments in the buildings, at the end of the five year period subsequent to the acquisition. At the time of acquisition, we estimated the fair value of this contingent payment to be inconsequential and, as such, have not recorded any liability as part of purchase accounting. Any subsequent changes to this estimate will be recognized through future earnings. Overall purchase accounting allocations for the first tranche of the Premier Portfolio are preliminary as of December 31, 2010.
2009 Consolidation of Retail Joint Ventures
Through March 31, 2009, we were a member in two retail real estate joint ventures with a retail developer. Both entities were jointly controlled by us and our partner, through equal voting interests, and were accounted for as unconsolidated subsidiaries under the equity method. As of April 1, 2009, we had made combined equity contributions of $37.9 million to the two entities and we also had combined outstanding principal and accrued interest of $173.0 million on advances to the two entities.
We advanced $2.0 million to the two entities, who then distributed the $2.0 million to our partner in exchange for the redemption of our partner’s membership interests, effective April 1, 2009, at which time we obtained 100% control of the voting interests of both entities. We entered into these transactions to gain control of these two entities because it allowed us to operate and potentially dispose of the entities in a manner that best serves our capital needs.
In conjunction with the redemption of our partner’s membership interests, we entered a profits interest agreement that entitles our former partner to additional payments should the combined sale of the two acquired entities, as well as the sale of another retail real estate joint venture that we and our partner still jointly control, result in an aggregate profit. Aggregate profit on the sale of these three projects will be calculated by using a formula defined in the profits interest agreement. We have estimated that the fair value of the potential additional payment to our partner is insignificant.

A summary of the fair value of amounts recognized for each major class of assets and liabilities acquired is as follows (in thousands):

Buildings, land and tenant improvements	$176,038
Undeveloped land	6,500
Total real estate assets	182,538
Lease related intangible assets	24,350
Other assets	3,987
Total acquired assets	210,875
Liabilities assumed	(4,023)
Fair value of acquired net assets	$206,852
The fair values recognized from the real estate and related assets acquired were primarily determined using the income approach. The most significant assumptions in the fair value estimates were the discount rates and the exit capitalization rates. The estimates of fair value were determined to have primarily relied upon Level 3 inputs.
We recognized a loss of $1.1 million upon acquisition, which represents the difference between the fair value of the recognized assets and the carrying value of our pre-existing equity interest. The acquisition date fair value of the net recognized assets as compared to the acquisition date carrying value of our outstanding advances and accrued interest, as well as the acquisition date carrying value of our pre-existing equity interests, is shown as follows (in thousands):

Net fair value of acquired assets and liabilities	$206,852
Less advances to acquired entities eliminated upon consolidation	(173,006)
Less acquisition date carrying value of equity in acquired entities	(34,908)
Loss on acquisition	$(1,062)
Since April 1, 2009, the results of operations for both acquired entities have been included in continuing operations in our consolidated financial statements. Due to our significant pre-existing ownership and financing positions in the two acquired entities, the inclusion of their results of operations did not have a material effect on our operating income.
Fair Value Measurements
The fair value estimates used in allocating the aggregate purchase price of each acquisition among the individual components of real estate assets and liabilities were determined primarily through calculating the “as-if vacant” value of each building, using the income approach, and relied significantly upon internally determined assumptions. We have, thus, determined these estimates to have been primarily based upon Level 3 inputs, which are unobservable inputs based on our own assumptions. The most significant assumptions utilized in these estimates, for our 2010 acquisitions, are summarized as follows:

Discount rate	8.9% -12.5%
Exit capitalization rate	7.6% - 10.5%
Lease up period	12 - 36 months
Net rental rate per square foot - Industrial	$1.80 - $8.00
Net rental rate per square foot - Office	$19.00
Net rental rate per square foot - Medical Office	$19.27
Acquisition-Related Transaction Costs
The gain on acquisition, in our consolidated Statements of Operations, for the year ended December 31, 2010 is presented net of $1.9 million of transaction costs.

Dispositions
We disposed of undeveloped land and income producing real estate related assets and received net proceeds of $499.5 million, $288.2 million and $459.6 million in 2010, 2009 and 2008, respectively. Included in the building dispositions in 2010 is the sale of seven suburban office buildings, totaling over 1.0 million square feet, to a newly formed subsidiary of an existing 20% owned joint venture. These buildings were sold to the new entity for an agreed value of $173.9 million, of which our 80% share of proceeds totaled $139.1 million.
All other dispositions were not individually material.